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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 10, 2003


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
           DELAWARE                        000-30111                   76-0474169
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NUMBER)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 10, 2003, RCM Financial Services, L.P. and Cogene Biotech Ventures, L.P. purchased an aggregate of 5,000,000 shares of our common stock from the Estate of Gordon A. Cain and The Gordon and Mary Cain Foundation in a private transaction not registered under the Securities Act of 1933. The aggregate purchase price for the shares, which was negotiated by the parties in June 2003 based upon prices prevailing at such time, was $23,750,000. The purchased shares remain "restricted securities" under the Securities Act and may not be sold absent an effective registration statement or an exemption from the registration requirements of the Securities Act.

         RCM Financial Services, L.P. and Cogene Biotech Ventures, L.P. are limited partnerships in which Robert C. McNair is the principal investor. The Chairman of our Board of Directors, C. Thomas Caskey, M.D., is President and Chief Executive Officer of Cogene Biotech Ventures, L.P. Dr. Caskey holds investment and voting power over the 1,000,000 shares purchased by Cogene Biotech Ventures, L.P. and, as a result, is deemed to have beneficial ownership of these shares. Dr. Caskey disclaims beneficial ownership of such shares.

         In connection with the transaction, we entered into a letter agreement with RCM Financial Services, L.P. and Cogene Biotech Ventures, L.P. that (1) confirms that the purchasers are entitled to the benefits provided under our registration rights agreement and (2) modifies our existing obligations under the registration rights agreement by committing to maintain the effectiveness of any resale registration statement requested by the purchasers for a minimum of two years or until the distribution contemplated by such registration statement is complete. Both the letter agreement and the registration rights agreement are included in this filing as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

  EXHIBIT NO.                         DESCRIPTION
  -----------                         -----------
     99.1      --   Amended and Restated Registration Rights Agreement dated as of May 7, 1998 by and among Lexicon Genetics Incorporated and the stockholders named therein (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3
                    (Registration No. 333-67294) and incorporated by reference herein).

     99.2      --   Letter Agreement relating to Registration Rights dated as of
                    July 10, 2003 by and among Lexicon Genetics Incorporated,
                    RCM Financial Services, L.P. and Cogene Biotech Ventures,
                    L.P.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           LEXICON GENETICS INCORPORATED


Date:   July 10, 2003                      By: /s/ JEFFREY L. WADE
                                              ---------------------------------
                                              Jeffrey L. Wade
                                              Executive Vice President and
                                              General Counsel


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                                INDEX TO EXHIBITS

  EXHIBIT NO.                         DESCRIPTION
  -----------                         -----------
     99.1      --   Amended and Restated Registration Rights Agreement dated as of May 7, 1998 by and among Lexicon Genetics Incorporated and the stockholders named therein (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3
                    (Registration No. 333-67294) and incorporated by reference herein).

     99.2      --   Letter Agreement relating to Registration Rights dated as of
                    July 10, 2003 by and among Lexicon Genetics Incorporated,
                    RCM Financial Services, L.P. and Cogene Biotech Ventures,
                    L.P.